                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)



                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JANUARY 3, 2001
                        (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-21126                    77-0204341
(State or other jurisdiction            (Commission                 (IRS Employer
     of incorporation)                  File Number)              Identification No.)


          2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 588-8000

Item 7. Financial Statements and Exhibits.

     Item 7 of the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 18, 20001, is hereby amended and restated in its entirety as follows:

     (a)  Financial Statements of Business Acquired.

          Not applicable.

          (b)  Unaudited Pro Forma Financial Information.

     The unaudited pro forma condensed consolidated financial statements include: (1) unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999; (2) unaudited pro forma condensed consolidated statement of operations for the nine-month period ended September 30, 2000; (3) unaudited pro forma condensed consolidated balance sheet as of September 30, 2000; and (4) the accompanying notes to unaudited pro forma condensed consolidated financial statements.

     The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 reflects the financial position of SONICblue Incorporated ("SONICblue") after giving effect to the disposition of assets and liabilities and receipt of proceeds as if the disposition of the graphics chip business occurred on September 30, 2000.

     The unaudited pro forma condensed consolidated statement of operations for the nine-month period ended September 30, 2000 assumes the disposition of the graphics chip business occurred on January 1, 2000. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 is presented as if the disposition of the graphics chip business and the acquisition of Diamond Multimedia Systems, Inc. (which was acquired on September 24, 1999) occurred on January 1, 1999. The pro forma adjustments are preliminary and based on management's estimates. Based on the timing of the closing of the transaction, the finalization of the separation plans and other factors, final adjustments may differ materially from those presented in these pro forma financial statements.

     The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial results would have been had the transactions described above taken place on January 1, 2000, January 1, 1999 or September 30, 2000. In addition, they do not purport to indicate the future results of operations or financial position of VIA Technologies, Inc. or SONICblue.

     These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical annual and interim financial statements of SONICblue that have been filed with the Securities and Exchange Commission.

                             SONICBLUE INCORPORATED
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                              HISTORICAL      ADJUSTMENT           PRO FORMA
                                                              ----------      ----------           ---------
ASSETS
Current assets:
   Cash and cash equivalents...........................       $   27,303         (1,018) 1            26,285
   Investment -UMC.....................................          340,126              -              340,126
   Short-term investments..............................           62,807              -               62,807
   Accounts receivable, net............................           81,194        (36,502) 1            44,692
   Inventory...........................................           87,062        (56,662) 1            30,400
   Prepaid expenses and other assets...................           14,159         (2,161) 1            11,998
                                                               ---------       ---------           ---------
       Total current assets............................          612,651        (96,343)             516,308

Property, plant and equipment, net.....................           27,988         (9,765) 1            18,223
Investment - UMC.......................................          406,363              -              406,363
Other investments......................................           32,483              -               32,483
Goodwill and intangible assets.........................          171,195              -              171,195
Other assets...........................................           13,130              -               13,130
                                                               ---------       ---------           ---------
Total Assets...........................................       $1,263,810       (106,108)           1,157,702
                                                               =========       =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable....................................       $   86,155        (30,784) 1        $   55,371
   Notes payable.......................................           54,381             --               54,381
   Accrued liabilities.................................           59,669         (6,867) 1            52,802
   Deferred taxes......................................           39,014             --               39,014
   Deferred revenue....................................            7,882           (314) 1             7,568
                                                               ---------       ---------           ---------
       Total current liabilities.......................          247,101        (37,965)             209,136

Deferred taxes.........................................          106,796             --              106,796
Other liabilities .....................................            5,151           (653) 1             4,498
Convertible subordinated debentures....................          103,500             --              103,500
                                                               ---------       ---------           ---------
       Total liabilities...............................          462,548        (38,618)             423,930

Stockholders' equity:
   Common stock........................................          591,120        (46,861) 4,5         544,259
   Accumulated other comprehensive losses..............         (126,052)            --             (126,052)
   Accumulated earnings................................          336,194        (20,629) 1,4,5       315,565
                                                               ---------       ---------           ---------
       Total stockholders' equity......................          801,262        (67,490)             733,772
                                                               ---------       ---------           ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.............       $1,263,810       (106,108)           1,157,702
                                                               =========       =========           =========



                See Accompanying Notes to Unaudited Pro Forma
                Condensed Consolidated Financial Statements.

                           SONICBLUE INCORPORATED
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                           STATEMENT OF OPERATIONS
                    NINE MONTHS ENDED SEPTEMBER 30, 2000
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               HISTORICAL     ADJUSTMENTS      PRO FORMA
                                                               ----------     -----------      ---------
Net sales..............................................        $ 437,499       (192,913) 2       244,586
Cost of sales..........................................          439,323       (173,491) 2       265,832
                                                                --------       ---------         -------
Gross margin (loss)....................................           (1,824)       (19,422)         (21,246)
Operating expenses:
   Research and development............................           63,708        (17,680) 2        46,028
   Selling, marketing and admin........................           88,102         (8,124) 2        79,978
   Restructuring expenses..............................            8,981             --            8,981
   Amortization of goodwill............................           33,354             --           33,354
                                                                --------       ---------         -------
       Total operating expenses........................          194,145        (25,804)         168,341
Income (loss) from operations..........................         (195,969)         6,382         (189,587)

   Gain on sale of joint venture.......................           14,738             --           14,738
   Gain on UMC investment..............................          873,749             --          873,749
   Gain on other investment............................            5,917             --            5,917
   Other income (expense)..............................           (2,539)           538  2        (2,001)
                                                                --------       ---------         -------
Income before income taxes.............................          695,896          6,920          702,816
Provision for income taxes.............................          306,183             --          306,183
                                                                --------       ---------         -------
Income before minority interest........................          389,713          6,920          396,633
Minority interest in Rioport...........................           (9,374)            --           (9,374)
                                                                --------       ---------         -------
Net income.............................................          380,339          6,920          387,259
                                                                --------       ---------         -------
Net income per share:
   Basic...............................................            $4.25                          $5.07
   Diluted.............................................            $3.79                          $4.39

Number of shares used in computing net income per share:
   Basic...............................................           89,416                          76,416
   Diluted.............................................          101,179                          88,179


                  See Accompanying Notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.

                             SONICBLUE INCORPORATED
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                              ----------      -----------       ---------
Net sales..............................................       $ 352,583        136,071   3        488,654
Cost of sales..........................................         307,161        184,990   3        492,151
                                                               --------        -------            -------
Gross margin (loss)....................................          45,422        (48,919)            (3,497)
Operating expenses:
   Research and development............................          73,896        (43,645)  3         30,251
   Selling, marketing and admin........................          52,832         49,960   3        102,792
   Other operating expenses............................           6,700             --              6,700
   Amortization of goodwill............................          12,156             --             12,156
                                                               --------        -------            -------
       Total operating expenses........................         145,584          6,315            151,899
Loss from operations...................................        (100,162)       (55,234)          (155,396)

   Gain on sale of joint venture.......................          22,433             --             22,433
   Other expense.......................................            (913)        (4,707)  3         (5,620)
                                                               --------        -------            -------
Loss before income taxes...............................         (78,642)       (59,941)          (138,583)
Provision (benefit) for income taxes...................         (47,916)            --            (47,916)
                                                               --------        -------            -------
Loss before joint venture and minority interest........         (30,726)       (59,941)           (90,667)
Equity in income from joint venture....................           4,588             --              4,588
Minority interest in Rioport...........................          (4,642)            --             (4,642)
                                                               --------        -------            -------
Net loss...............................................         (30,780)       (59,941)           (90,721)
                                                               --------        -------            -------
Net loss per share:
   Basic...............................................          $(0.52)                           $(1.96)
   Diluted.............................................          $(0.52)                           $(1.96)

Number of shares used in computing net loss per share:
   Basic...............................................          59,244                            46,244
   Diluted.............................................          59,244                            46,244

                  See Accompanying Notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


BASIS OF PRESENTATION

     On January 3, 2001, SONICblue Incorporated (formerly S3 Incorporated) ("SONICblue"), completed the transactions contemplated by the Amended and Restated Investment Agreement, dated as of August 28, 2000 between SONICblue and VIA Technologies, Inc. ("VIA"), and a joint venture. At the closing, SONICblue completed the transfer of its graphics chips assets and liabilities to S3 Graphics Co., Ltd., a joint venture ("JV") between a wholly owned subsidiary of SONICblue and VIA. Under the terms of the agreement, SONICblue received 13 million shares of its common stock as initial payment from VIA and 100 million shares of Class A Common Stock of the JV. The agreement provides that, upon occurrence of certain events, SONICblue shall pay damages subject to a maximum damages cap.

     Also, SONICblue will receive earn-out payments if the new venture meets certain aggressive profitability goals. The effect of the earn-out payments has not been presented in the unaudited pro forma financial statements.

     The agreement provides that the Class A shareholders, Class B shareholders and Class C shareholders shall have 50%, 48% and 2%, respectively, of the voting power of JV irrespective of the actual number of outstanding shares of such class with respect to the election of directors and own 0.1%, 99.4% and 0.5%, respectively, of the economic interest of JV.

     At closing, SONICblue granted a wholly owned subsidiary of VIA a warrant (the "Warrant") to purchase up to 2 million shares of SONICblue common stock at an exercise price of $10.00 per share, for an aggregate exercise price of $20 million. The Warrant expires on January 3, 2005, unless terminated earlier pursuant to its terms. The fair value of the Warrant is recorded in the pro forma balance sheet.

     The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 also includes pro forma results of the acquisition of Diamond Multimedia Systems, Inc. ("Diamond"). Diamond was acquired by SONICblue on September 24, 1999. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 has been prepared as if the acquisition of Diamond had occurred on January 1, 1999.

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             STATEMENTS (CONTINUED)

WEIGHTED AVERAGE SHARES OUTSTANDING

     For the nine months ended September 30, 2000, the pro forma number of shares used in computing net income was calculated as follows:

                                                                            YEAR ENDED          NINE MONTHS ENDED
                                                                        DECEMBER 31, 1999        SEPT. 30, 2000
                                                                            (BASIC AND         -------------------
                             DESCRIPTION                                     DILUTED)          BASIC       DILUTED
                             -----------                                -----------------      -----       -------
Weighted average shares outstanding..................................         59,244           89,416      101,179
Decrease in common shares attributable to the cancellation of
   SONICblue common stock............................................         13,000           13,000       13,000
                                                                              ------           ------      -------
Total pro forma shares assumed outstanding...........................         46,244           76,416       88,179
                                                                              ======           ======      =======

ADJUSTMENTS

     The unaudited pro forma condensed statements give effect to the following pro forma adjustments:

     (1) To reflect the elimination of assets transferred to and liabilities assumed by the JV in exchange for the consideration referenced in (4) below.

     (2) To eliminate the operating results of the disposed graphics chip business for the nine months ended September 30, 2000.

     (3) To eliminate the operating results of the disposed graphics chip business for the year ended December 31, 1999 and to reflect the operations of Diamond Multimedia Systems, Inc. as if the acquisition occurred as at January 1, 1999.

     (4) To reflect the receipt and cancellation of 13 million shares of SONICblue common stock at a value of $57,241 (valued as of January 3, 2001) and the resulting loss of approximately $20,629.

     (5)  To record the fair value of the issuance of the Warrant of $10,380.

     (c)  Exhibits.

          2.1*     Investment Agreement, dated as of August 28, 2000, among the
                   Registrant, VIA Technologies, Inc. and JV.

          2.2*     Letter dated January 3, 2001 from the Registrant to S3 Graphics
                   Co., Ltd. in reference to Section 2.2(f) of the Investment
                   Agreement.

          4.1*     Common Stock Purchase Warrant of the Registrant, dated January 3,
                   2001, issued in the name of VIABASE, Inc. (BVI).

         99.1      Joint Venture Agreement, dated as of January 3, 2001, between the
                   Registrant, Sonica3, Inc. and VIA Technologies, Inc. (as
                   amended).

         99.2*     Amended and Restated Investor Rights Agreement, dated as of
                   January 3, 2001, between the Registrant and VIABASE, Inc.

         99.3* Class A Shares Option Agreement, dated as of January 3, 2001, between Sonica3, Inc. and VIA Technologies, Inc.

 ----------

*    Filed previously.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: February 27, 2001.

                                       SONICBLUE INCORPORATED



                                       By /s/ William F. McFarland
                                          --------------------------------------
                                          William F. McFarland
                                          Controller and Interim Chief
                                          Financial Officer

                                INDEX TO EXHIBITS

 Exhibit
 Number                              Description
 -------                             -----------
   2.1*     Investment Agreement, dated as of August 28, 2000, among the
            Registrant, VIA Technologies, Inc. and JV.

            The exhibits to the Investment Agreement, as listed in the table of contents thereto, have been omitted. The Registrant will furnish copies of the omitted exhibits to the Commission upon request.

   2.2*     Letter dated January 3, 2001 from the Registrant to S3 Graphics
            Co., Ltd. in reference to Section 2.2(f) of the Investment
            Agreement.

   4.1*     Common Stock Purchase Warrant of the Registrant, dated January 3,
            2001, issued in the name of VIABASE, Inc. (BVI).

  99.1      Joint Venture Agreement, dated as of January 3, 2001, between the
            Registrant, Sonica3, Inc. and VIA Technologies, Inc. (as amended).

            The exhibits to the Joint Venture Agreement, as listed in the table of contents thereto, have been omitted. The Registrant will furnish copies of the omitted exhibits to the Commission upon request.

  99.2*     Amended and Restated Investor Rights Agreement, dated as of
            January 3, 2001, between the Registrant and VIABASE, Inc.

  99.3* Class A Shares Option Agreement, dated as of January 3, 2001, between Sonica3, Inc. and VIA Technologies, Inc.

 ----------

*    Filed previously.

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